Note 8 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
8.	Commitments and Contingencies

License agreement with the University of Florida Research Foundation

On December 22, 2011, we entered into an exclusive license agreement with the University of Florida Research Foundation (“UFRF”). This license agreement was amended on December 12, 2016 (“First Amendment”) and again on October 3, 2019 (“Second Amendment”). The license agreement requires the Company to pay royalties to UFRF ranging from 2.5% to 5% of net sales of licensed products developed from the licensed technology. The Second Amendment eliminated all minimum annual royalties and modified the duration of royalty payments to the shorter of (1) ten years from first commercial sale of licensed products or (2) the expiration of the period of regulatory exclusivity on a country-by-country basis. All future milestone payments contemplated in the original agreement were eliminated in the Second Amendment.

The amended license agreement remains subject to customary and usual termination provisions. The Company must also pay an annual license maintenance fee of $10,000.

License Agreement with the University of Arizona

CPP is party to a license agreement with the Arizona Board of Regents of the University of Arizona (the “University”). Pursuant to an Inter-institutional Agreement, the Regents of the University of California on behalf of the University of California, Irvine, has agreed to license certain patents, provisional patents, clinical trial data and other intellectual property related to the chemoprevention of cancer, the prevention of polyps and other technologies to CPP. The University has the right to administer the joint patent rights held between the University and the University of California, Irvine. The license agreement gives CPP exclusive rights to commercialize products based on intellectual property. In exchange for the intellectual property, CPP paid the University certain fees and reimbursements of patent costs and granted the university a warrant to acquire shares of CPP. As a result of the Mergers, the warrant was replaced with a warrant to purchase 4 shares of common stock of Panbela at a price of $6,720.00 per share. This warrant will expire on May 28, 2024.

CPP also agreed to pay the University additional milestone payments totaling up to $90,000 upon the achievement of certain research, development and regulatory milestones. Future milestone payments are considered to be contingent consideration and will be accrued when probable of being paid. As of December 31, 2023, no milestone payments were probable of being paid.

Sponsored Research Agreement with the Johns Hopkins University

On April 1, 2023, the Company entered a sponsored research agreement with Johns Hopkins University. The Company committed to a total of $600,000 paid to the University in eight equal quarterly payments in exchange for preclinical studies related to both ivospemin and eflornithine. The Company has made two payments and as of December 31, 2023, the third payment has been recorded in accrued liabilities and the remaining commitment totals $375,000.